                            MEGAMARKETING CORPORATION

                            INVESTOR RIGHTS AGREEMENT
                            -------------------------


       THIS INVESTOR RIGHTS AGREEMENT (the "Agreement") is entered into as of _____________, 1998 (the "Execution Date") by and between MegaMarketing Corporation, a Georgia corporation (the "Company"), and the investors listed on Exhibit A hereto (the "Purchasers"), as such Exhibit may be amended from time to time to reflect the additional acceptance of Subscription Agreements (as defined below).



                                    RECITALS:
                                    --------



       A. The Purchasers are the purchasers of the Company's Series A Convertible Preferred Stock ("Series A Preferred Stock") and Stock Purchase Warrants pursuant to Subscription Agreements between the Purchasers and the Company (the "Subscription Agreements").

       B. It is anticipated that future sales of securities of a similar nature may occur.

       C. The Company and the Purchasers desire to set forth the registration and other rights to be granted to the Purchasers.

                                   AGREEMENT:
                                   ---------

       NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein and in the Subscription Agreement pursuant to which the Purchasers acquired their securities in the Company, the parties mutually agree as follows:

       1.     Certain Definitions. As used in this Agreement, the following
              -------------------
terms shall have the following respective meanings:

       "Commission" shall mean the Securities and Exchange Commission or any
        ----------
other federal agency at the time administering the Securities Act.

       "Securities Act" shall mean the Securities Act of 1933, as amended, or
        --------------
any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

       "Restricted Securities" shall mean the securities of the Company required
        ---------------------
to bear the legend set forth in Section 2.2 hereof.

       "Shares" shall mean the Series A Preferred Stock of the Company purchased
        ------
pursuant to the Subscription Agreements.

       "Stock Purchase Warrants" shall mean the Stock Purchase Warrants
        ----------------------
purchased pursuant to the Subscription Agreements.

       "Registrable Securities" means shares of the Company's Common Stock (i)
        ----------------------
issued pursuant to the conversion or exercise, as the case may be, of the Shares and Stock Purchase Warrants, or (ii) issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the Shares, the Stock Purchase Warrants or such Common Stock, excluding in all cases, however (including exclusion from the calculation of the number of outstanding Registrable Securities), any Registrable Securities sold by a person in a transaction, including a transaction pursuant to a registration statement under
Section 3 or a transaction pursuant to Rule 144.

       The terms "register", "registered" and "registration" refer to a
                  --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

       "Registration Expenses" shall mean all expenses incurred by the Company
        ---------------------
in complying with Sections 3.1 and 3.2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

       "Selling Expenses" shall mean all underwriting discounts and selling
        ----------------
commissions applicable to the sale.

       "Securities" shall mean the Shares, the Stock Purchase Warrants and any
        ----------
securities issued in respect thereof or upon conversion or exercise thereof.

       "Holder" shall mean any holder of outstanding Registrable Securities,
        -----
Shares or Stock Purchase Warrants.

       "Initiating Holders" shall mean any Holder or Holders of not less than
        ------------------
50% of the then outstanding Registrable Securities.

       2.     Transferability.
              ---------------

       2.1    Restrictions on Transferability. The Securities shall not be
              -------------------------------
transferable except upon the conditions specified in this Agreement, which conditions are intended to insure compliance with the provisions of the Securities Act. Each Holder agrees to cause any proposed transferee of the Securities held by such Holder to agree to take and hold such Securities subject to the provisions and upon the conditions specified in this Agreement.

       2.2    Restrictive Legend. Each certificate representing Securities shall
              ------------------
(unless otherwise permitted by the provisions of Section 2.3 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR AS PROVIDED IN AGREEMENTS ENTERED INTO IN CONNECTION WITH THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER. COPIES OF SUCH AGREEMENTS MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

       2.3    Notice of Proposed Transfers. The holder of each certificate
              ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.3. Prior to any proposed transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by either
(i) an unqualified written opinion of legal counsel which counsel shall be reasonably satisfactory to the Company addressed to the Company and which such opinion shall be reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, (ii) a "no action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (iii) such other showing that may be satisfactory to the Company's legal counsel in such counsel's sole discretion, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the

                                       2
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Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in
Section 2.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of the Company's counsel such legend is not required in order to establish compliance with any provisions of the Securities Act.

       2.4    Company Right of First Refusal on Transfers of Securities.
              ----------------------------------------------------------

       In addition to complying with the provisions of Section 2.3 above, in the event that Holder proposes to sell or otherwise transfer any of the Securities, whether voluntarily or by operation of law, the Company shall first be given the right to purchase the Securities that such Holder proposes to transfer. The Company's right of first refusal shall be subject to the following provisions:

              (a) In the event that a Holder proposes to transfer any of its Securities, such Holder shall give the Company written notice of its intention, identifying the transferee and describing the price and the specific terms upon which the transfer is proposed. The Company shall have 20 days from the date of receipt of any such notice to agree to purchase any or all such Securities for the price and upon the general terms specified in the notice by giving written notice to the Holder and stating therein the quantity of Securities to be purchased.

              (b) In the event that the Company fails to exercise the right of first refusal within said 20 day period, the transferring Holder shall have 90 days thereafter to sell the Securities respecting which the Company's rights were not exercised, at a price and upon terms no more favorable to the purchasers thereon than specified in the Company's notice. In the event the transferring Holder has not sold the Securities within such 90 day period, the transferring Holder shall not thereafter issue or sell any Securities, without first offering such Securities to the Company in the manner provided above.

              (c) The right of first refusal granted to the Company under this Section 2.4 shall not apply to and shall expire upon the effective date of the first firmly underwritten public offering of Common Stock of the Company that is made pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act (an "IPO").

       3.     Registration Rights.
              -------------------

       3.1    Company Registration.
              --------------------

              (a) If at any time or from time to time, the Company shall determine to register any of its Common Stock, for its own account or for the account of others (other than the Holders), other than a registration relating solely to employee benefit plans or securities issued or issuable to employees or consultants (including a registration on Form S-8), a registration relating solely to a Commission Rule 145 transaction, an IPO, a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event or a registration on any registration form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                     (i) Promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 10 days after receipt of such written notice from the Company, by any Holder or Holders.

              (b)    Underwriting. If the registration of which the Company
                     ------------
gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1(a)(i). In such event the right of any Holder to registration pursuant to Section 3.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's

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

Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3.1, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders (except those Holders who have indicated to the Company their decision not to distribute any of their Registrable Securities through such underwriting), and the number of shares of Registrable Securities that may be included in the registration and underwriting, if any, shall be allocated among such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities owned by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration.

       3.2    Expenses of Registration. All Registration Expenses (exclusive of
              ------------------------
underwriting discounts and commissions) incurred in connection with any registration, qualification or compliance pursuant to Section 3.1 shall be borne by the Company; and all Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

       3.3    Registration Procedures. In the case of each registration,
              -----------------------
qualification or compliance effected by the Company pursuant to this Section 3, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

              (a) Keep such registration, qualification or compliance effective for a period of 90 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

              (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

       3.4    Indemnification.
              ---------------

              (a) The Company will indemnify each Holder, each of its officers, directors, partners and legal counsel, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Section 3, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, partners and legal counsel, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

              (b) Each Holder will, if Registrable Securities held by such Holder are included in the

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

securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors, and partners and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein.

              (c)    Each party entitled to indemnification under this Section
3.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 3 only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

       3.5    Information by Holder. The Holder or Holders of Registrable
              ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 3.

       3.6    Rule 144 Reporting. With a view to making available the benefits
              ------------------
of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after an IPO and following such time as a public market exists for the Common Stock of the Company, the Company agrees to:

              (a) Use its best efforts to facilitate the sale of the Restricted Securities to the public, without registration under the Securities Act, pursuant to Rule 144 under the Securities Act, provided that this shall not require the Company to file reports under the Securities Act and the Exchange Act at anytime prior to the Company's being otherwise required to file such reports;

              (b) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act at all times after 90 days after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

              (c) Use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, as amended (at any time after it has become subject to such reporting requirements); and

              (d) So long as a Purchaser owns any Restricted Securities to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days following an IPO), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as a Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing a Purchaser to sell any such securities without registration.

       3.7    "Market Stand-off" Agreement. Each Holder of more than 1% of the
               ---------------------------
Company's outstanding voting stock agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by it during the 180 day period following the effective date of the Company's IPO if so requested by the Company and underwriter of Common Stock (or other securities) of the Company. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such period.

       4.     Certain Rights
              --------------

       4.1    Information Rights. Prior to an IPO, the Company shall furnish to
              ------------------
each Purchaser, and each Purchaser agrees to maintain the confidentiality of, the following reports:

              (a) As soon as practicable after the end of each fiscal year of the Company, an audited consolidated balance sheet of the Company as of the end of such fiscal year, and audited consolidated statements of income and cash flows of the Company for such year, prepared in accordance with generally accepted accounting principles.

              (b) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, an unaudited consolidated balance sheet of the Company as of the end of such quarterly period, and unaudited consolidated statements of income and cash flows of the Company for such quarterly period, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail, except that such financial statements need not contain the notes required by generally accepted accounting principles.

       4.2    Inspection and Visitation Rights. Prior to an IPO, the Company
              --------------------------------
shall permit any Holder who requests to inspect and visit any of the properties of the Company, including its books of account and other records, and to discuss its affairs, finances and accounts with the Company's officers at such times as such person may reasonably request as long as such requests do not interfere with the Company's operation of its business.

       5.     Miscellaneous
              -------------

       5.1    Governing Law. This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Georgia applicable to contracts between Georgia residents entered into and to be performed entirely within the State of Georgia.

       5.2    Successors and Assigns. Except as otherwise provided herein, the
              ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

       5.3    Entire Agreement. This Agreement constitutes the full and entire
              ----------------
understanding and agreement between the parties with regard to the subjects hereof.

       5.4    Notices, etc. All notices and other communications required or
              ------------
permitted hereunder shall be in writing and shall be effective 5 days after mailed by first-class mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Purchaser, at such address as such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of Registrable Securities, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Registrable Securities who has so furnished an address to the Company, or (c) if to the Company, at such address as the Company shall have furnished to each Purchaser and each such other holder in writing.

       5.5    Counterparts. This Agreement may be executed in any number of
              ------------
counterparts, each of which may be executed by less than all of the Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

       5.6    Severability. In the case any provision of this Agreement shall be
              ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       5.7    Amendments. The provisions of this Agreement may be amended at any
              ----------
time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and by the holders of a majority of the number of shares of Registrable Securities (or securities convertible into Registrable Securities) outstanding as of the date of such amendment or waiver; provided, however, that without obtaining the consent of any other party to this Agreement, the Company may amend this Agreement to add hereto as parties each person or entity who purchases Shares and Stock Purchase Warrants pursuant to Subscription Agreements, such Amendment to be effected by obtaining the signature of each such party and the Company as a counterpart to this Agreement. Each Purchaser acknowledges that by the operation of this Section, the holders of a majority of the outstanding Registrable Securities may have the right and power to diminish or eliminate all rights of such Purchaser under this Agreement.

       This Investor Rights Agreement is hereby executed as of the date first above written.



MEGAMARKETING CORPORATION                      PURCHASER


By:                                            By:
   ---------------------------                    ----------------------------

                                    EXHIBIT A


                                    Units consisting of Series A Convertible
                                         Preferred Stock and Warrants
Purchaser                                 to Purchase Common Stock
---------                                 ------------------------